Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this “Amendment”) is made and entered into as of August 30, 2022 by and among Ampio Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and Michael A. Martino (the “Employee”).

RECITALS

WHEREAS, the Company and the Employee have entered into that certain Employment Agreement dated November 22, 2021 (the “Agreement”) and desire to amend the Agreement by this Amendment; and

WHEREAS, capitalized terms used and not defined in this Amendment have the meanings ascribed to them in the Agreement; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Amendments. Section 1 of the Agreement is amended and restated as follows as of the date hereof:

1. Employment for Term. The Company hereby agrees to employ Employee and Employee hereby accepts such employment with the Company for the period ending on November 22, 2023 (the “Initial Term”). The term of this Agreement (the “Term”) shall continue until the termination of Employee's employment in accordance with the provisions of this Agreement. Unless otherwise renewed, Employee's employment under this Agreement shall end at the Initial Term and if Employee remains employed after the conclusion of the Initial Term, Employee shall remain an at-will employee.

Additionally, for clarification, Employee has served and shall continue to serve as Chief Executive Officer of the Company on a non-interim basis.

2.No Implied Amendments. This Amendment shall be effective as of the date hereof. Except as herein amended, all of the terms of the Agreement shall remain in full force and effect and are ratified in all respects. On and after the date hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement, as amended by this Amendment.

3.Incorporation of Agreement Provisions. The provisions of Section 10 through Section 19, inclusive, of the Agreement shall apply to this Amendment as if fully set forth herein, mutatis mutandis.

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IN WITNESS WHEREOF, this Amendment No. 1 to Employment Agreement has been duly executed and delivered as of the Effective Date.

AMPIO PHARMACEUTICALS, INC.

By:   /s/ David R. Stevens

David R. Stevens

Chair of the Compensation Committee

of the Board of Directors

/s/ Michael A. Martino

Michael A. Martino

[Signature Page to Amendment No. 1 to Employment Agreement]